        SECURITIES AND EXCHANGE COMMISSION

              WASHINGTON, D.C.  20549

                    FORM 8 - K

 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
        THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report  (Date of earliest event reported) July 22, 1996

   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
 (Exact name of registrant as specified in its charter)


  State of New Jersey       1-9120                      22-2625848
   (State or other               (Commission          (I.R.S. Employer
  Jurisdiction of                File Number)          Identification No.)
    Incorporation)

   80 Park Plaza, P.O. Box 1171
    Newark, New Jersey                                    07101-1171
    (Address of principal executive offices)        (Zip Code)

 Registrant's telephone number, including area code: 201-430-7000

      PUBLIC SERVICE ELECTRIC AND GAS COMPANY
 (Exact name of registrant as specified in its charter)


    State of New Jersey          1-973                   22-1212800
     (State or other               (Commission          (I.R.S. Employer
     Jurisdiction of                File Number)          Identification No.)
       Incorporation)

               80 Park Plaza, P.O. Box 570
               Newark, New Jersey                                07101-0570
               (Address of principal executive offices)   (Zip Code)

 Registrant's telephone number, including area code: 201-430-7000
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 Item 5.  Other Events.
 --------   ----------------

 The following information updates certain matters previously reported to the Securities and Exchange Commission under Item 1 - Business of Part I and under Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operation ("MD&A") of the Annual Reports on Form 10-K for the year ended December 31, 1995; and under Item 2 -
 MD&A of Part I and under Item 5 - Other Information of Part II of the Reports on Form 10-Q for the quarter ended March 31, 1996 of Public Service Electric and Gas Company ("PSE&G") and of its parent, Public Service Enterprise Group Incorporated ("Enterprise").


 PSE&G - Nuclear Operations - Salem
 -----------------------------------------------------------------------------
 Reference is made to the press release of Enterprise and PSE&G, dated
 July 22, 1996, a copy of which is attached hereto as Exhibit 99, announcing PSE&G's decision to extend the restart schedule of its Salem Nuclear Generating Station, Unit 2.

 Item 7.  Financial Statements and Exhibits
 --------   ---------------------------------------

    Exhibit
    Number

         99    Enterprise  and PSE&G press release dated July 22, 1996.






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                     SIGNATURE
                 -----------------

 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

   PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
                   (Registrant)

      PUBLIC SERVICE ELECTRIC AND GAS COMPANY
                   (Registrant)



          By                                  ROBERT C.  MURRAY
               -----------------------------------------------------------------
                Robert C. Murray
   Vice President and Chief Financial Officer
   Public Service Enterprise Group Incorporated

 Senior Vice President and Chief Financial Officer
     Public Service Electric and Gas Company


 Date:  July 22, 1996